Exhibit 99.1

Meru Networks Reports Q4 Record Revenues & Full Year 2013 Financial Results

•	Meru establishing momentum and product leadership in 802.11ac

•	Achieved non-GAAP operating income profitability in Q4

SUNNYVALE, Calif., February 10, 2014 – Meru Networks, Inc., (NASDAQ:MERU), a leader in Wi-Fi networking, today announced its financial results for the fourth quarter and full year ended December 31, 2013.

Fourth Quarter 2013 Financial Results

Total revenues for the fourth quarter of 2013 were $30.2 million, up 6.9% from $28.2 million in the fourth quarter of 2012. Product revenues for the fourth quarter of 2013 were $25.3 million, up 6.3% from the $23.8 million reported in the fourth quarter of 2012.

Net loss as reported in accordance with GAAP was $2.1 million for the fourth quarter of 2013, or a net loss of $0.09 per basic and diluted share, compared to a net loss of $4.3 million, or a net loss of $0.24 per basic and diluted share, for the same period of 2012.

Meru reported a fourth quarter 2013 non-GAAP net loss of $51,000, or ($0.00) loss per basic and diluted share, compared to a non-GAAP net loss of $2.5 million, or $0.13 loss per basic and diluted share, for the same period of 2012. Non-GAAP results for the fourth quarter of 2013 exclude the impact of stock-based compensation expense of $2.0 million and amortization of other intangibles totaling $0.1 million. Non-GAAP results for the fourth quarter of 2012 exclude the impact of stock-based compensation expense of $1.8 million and amortization of other intangibles of $0.1 million. Please refer to the reconciliation of Meru’s GAAP to non-GAAP results provided at the end of this release.

2013 Financial Results

Revenues for the year ended December 31, 2013 were $105.7 million, an increase of 8.4% from $97.5 million in 2012. Products and services revenues (excluding ratable revenues) for 2013 were $105.7 million, up 8.6% from the $97.3 million reported in 2012. Products revenues for 2013 were $87.2 million, up 7.9% from the $80.8 million reported in 2012.

Net loss as reported in accordance with GAAP for 2013 was $12.4 million, or $0.57 per basic and diluted share, compared to a net loss of $31.1 million, or $1.73 per basic and diluted share in 2012.

Non-GAAP net loss for 2013 was $5.4 million, or $0.25 loss per basic and diluted share, compared to non-GAAP net loss of $19.9 million, or $1.11 loss per basic and diluted share in 2012. Non-GAAP results for 2013 exclude the impact of stock-based compensation expense of $6.5 million and amortization of other intangibles and amortization of the fair value of a common stock warrant issued in connection with debt financing totaling $0.4 million. Non-GAAP results for 2012 exclude stock-based compensation expense of $7.5 million, litigation reserve expense of $2.4 million, amortization of acquisition-related intangibles and amortization of the fair value of a common stock warrant issued in connection with debt financing totaling $0.4 million and chief executive officer transition costs of $0.9 million.

“Customer interest in our 802.11ac products surpassed all expectations, leading to record revenues and non-GAAP operating income profitability in the fourth quarter,” said Dr. Bami Bastani, president and CEO, Meru Networks. “Our leadership in the newest Wi-Fi standard will be strengthened by our rollout of additional 802.11ac products. We expect this to lead to above-market growth in the second half of the year, with even greater financial discipline around operating expenses in 2014.”

Conference Call Information

Meru will host a conference call for analysts and investors to discuss its fourth quarter and full year 2013 results today, February 10, at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time). To join the live call, individuals may do so by dialing (877) 852-2926 for domestic callers and (253) 237-1123 for international callers. The conference ID for the call is 31395007.

The live and archived webcast of the fourth quarter and full year 2013 financial results conference call will also be available at the investor relations section of Meru’s website at http://investors.merunetworks.com.

About Meru Networks

Meru Networks (NASDAQ: MERU) is a market leader in the development of mobile access and virtualized Wi-Fi solutions. Meru’sMobileFLEX wireless architecture addresses the ever-growing need for higher bandwidth and higher client densities. The Meru Identity Manager solution greatly simplifies secure device onboarding and the Company’s unique Context-aware Application Layers (CALs) enable dedicated channel assignments for specific applications, devices and usage scenarios. Meru customers include Fortune 500 businesses as well as leaders in education, healthcare and hospitality. Founded in 2002, Meru is headquartered in Sunnyvale, Calif., with operations in North America, Europe, the Middle East, Asia Pacific and Japan. Visit www.merunetworks.com or call (408) 215-5300 for more information.

© 2014 Meru Networks, Inc. Meru Networks and Meru are registered trademarks of Meru Networks, Inc. in the United States.

Cautionary Statement Regarding Forward Looking Statements

All statements other than statements of historical facts are statements that can be deemed forward-looking statements, including any statements of expectations or beliefs. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those in the forward looking statements. Risks and uncertainties that could cause our results to differ materially from those expressed or implied by such forward-looking statements include, among others: business and economic conditions and growth trends in the networking industry, our vertical markets and various geographic regions; competition in the industry; our future capital needs may change; changes in overall information technology spending; failure to develop new products; and those risks and uncertainties described in documents filed with or furnished to the Securities and Exchange Commission (“SEC”) by Meru, including under the caption “Risk Factors” in Meru’s Quarterly Report on Form 10-Q filed with the SEC on November 1, 2013, and any subsequent reports filed with the SEC. All forward-looking statements in this press release are based on information available to Meru as of the date hereof, and Meru assumes no obligation to update these forward-looking statements, except as required by law.

Non-GAAP Financial Measures

In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, the Company believes it is appropriate to report certain non-GAAP financial measures.

The Company’s non-GAAP financial measures include the adjustments as follows:

•	Stock-Based Compensation. When evaluating the performance of its consolidated results, Meru does not consider stock-based compensation charges. Likewise, the Meru management team excludes stock-based compensation expense from its operating plans. In contrast, the Meru management team is held accountable for cash-based compensation and such amounts are included in its operating plans. Further, when considering the impact of equity award grants, Meru places a greater emphasis on overall stockholder dilution rather than the accounting charges associated with such grants. Meru believes it is useful to provide a non-GAAP financial measure that excludes stock-based compensation in order to better understand the long-term performance of its business.

•	Amortization of intangible assets. The Company excludes amortization of acquired intangible assets because it is non-cash in nature and because the Company believes that the non-GAAP financial measures excluding this item provide meaningful supplemental information regarding operational performance and liquidity. In addition, excluding this item from various non-GAAP measures facilitates internal comparisons to historical operating results and comparisons to competitors’ operating results.

•	Other Items. The Company excludes items such as litigation reserves expense, transition costs related to the previous chief executive officer and the amortization of a common stock warrant issued in connection with debt financing when evaluating the performance of its consolidated results. The Company believes these costs are unusual in nature and the Company does not expect them to recur in the ordinary course of its business. The Company further believes these costs are unrelated to the ongoing operation of the business in the ordinary course.

The Company’s non-GAAP financial measures include the followings:

•	Non-GAAP net loss – Non-GAAP net loss is net loss as reported on the Company’s condensed consolidated statements of operations, excluding the impact of stock-based compensation expense, litigation reserves expense, amortization of intangible assets related to the Company’s acquisition of Identity Networks, transition costs related to the previous chief executive officer and amortization of the fair value of a common stock warrant issued in connection with debt financing.

•	Non-GAAP net loss per share of common stock, basic and diluted – Non-GAAP net loss per share of common stock, basic and diluted is net loss per share of common stock, basic, as reported on the Company’s condensed consolidated statements of operations excluding the impact of stock-based compensation expense, litigation reserves expense, amortization of intangible assets related to the Company’s acquisition of Identity Networks, transition costs related to the previous chief executive officer and amortization of the fair value of a common stock warrant issued in connection with debt financing.

•	Non-GAAP Gross margin – Non-GAAP Gross margin is gross margin as reported on the Company’s condensed consolidated statements of operations excluding the impact of stock-based compensation expense and amortization of intangible assets related to the Company’s acquisition of Identity Networks.

•	Non-GAAP loss from operations – Non-GAAP loss from operations is loss from operations as reported on the Company’s condensed consolidated statements of operations, excluding impact of stock-based compensation expense, litigation reserves expense, amortization of intangible assets related to the Company’s acquisition of Identity Networks and transition costs related to the previous chief executive officer.

Meru believes that its non-GAAP measures provide useful information to management and investors regarding financial and business trends relating to its financial condition and results of operations. Meru also believes the non-GAAP measures provide useful supplemental information for investors to evaluate its operating results in the same manner as the research analysts that follow Meru, all of whom will present non-GAAP projections in their published reports. As such, the non-GAAP measures provided by Meru facilitate a more direct comparison of its performance with the financial projections published by the analysts as well as its competitors, many of whom report financial results on a non-GAAP basis. The economic substance behind Meru’s decision to use such non-GAAP measures is that such measures approximate its controllable operating performance more closely than the most directly comparable GAAP financial measures. For example, Meru’s management has no control over certain variables that have a major influence in the determination of stock-based compensation such as the volatility of its stock price and changing interest rates. In addition, Meru’s management does not consider the amortization of intangible assets related to the Company’s acquisition of Identity Networks relevant when comparing its performance to prior periods. Meru believes that all of these excluded expenses do not accurately reflect the underlying performance of its continuing operations for the period in which they are incurred, even though these excluded items may be incurred and reflected in Meru’s GAAP financial results.

The material limitation associated with the use of non-GAAP financial measures is that the non-GAAP measures may not reflect the full economic impact of Meru’s activities. Meru’s non-GAAP measures may be calculated differently than non-GAAP financial information disclosed by other companies. Accordingly, investors are cautioned not to place undue reliance on non-GAAP information.

MERU NETWORKS, INC.

Condensed Consolidated Balance Sheets

(Unaudited)

(In thousands)

	December 31,	December 31,
	2013	2012
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$30,938	$22,855
Accounts receivable, net	17,088	15,040
Inventory	7,230	8,852
Prepaid expenses and other current assets	998	884

Total current assets	56,254	47,631
Property and equipment, net	2,451	2,473
Goodwill	1,658	1,658
Intangible assets, net	140	403
Other assets	1,934	2,024

TOTAL ASSETS	$62,437	$54,189

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$6,139	$3,027
Accrued liabilities	12,535	13,053
Long-term debt, current portion	3,718	3,197
Deferred revenue, current portion	13,730	12,183

Total current liabilities	36,122	31,460
Long-term debt, net of current portion	2,797	6,499
Deferred revenue, net of current portion	5,876	6,107
Other liabilities	1,387	530

Total liabilities	46,182	44,596

STOCKHOLDERS’ EQUITY:
Preferred stock	—	—
Common stock	11	9
Additional paid-in capital	282,168	262,887
Accumulated other comprehensive loss	(553)	(298)
Accumulated deficit	(265,371)	(253,005)

Total stockholders’ equity	16,255	9,593

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$62,437	$54,189

MERU NETWORKS, INC.

Condensed Consolidated Statements of Operations

(Unaudited)

(In thousands, except for share and per share amounts)

	Three months ended		Years ended
	December 31,		December 31,
	2013	2012	2013	2012
REVENUES:
Products	$25,269	$23,761	$87,179	$80,770
Support and services	4,891	4,410	18,476	16,561
Ratable products and services	1	43	92	179

Total revenues	30,161	28,214	105,747	97,510

COSTS OF REVENUES:
Products	9,009	9,088	30,260	28,879
Support and services	1,631	1,726	7,148	6,463
Ratable products and services	—	24	47	103

Total costs of revenues *	10,640	10,838	37,455	35,445

Gross margin	19,521	17,376	68,292	62,065

OPERATING EXPENSES:
Research and development *	4,331	3,442	15,719	15,053
Sales and marketing *	13,554	14,376	49,628	58,759
General and administrative *	3,242	3,115	12,856	14,844
Litigation reserve	—	—	—	2,350

Total operating expenses	21,127	20,933	78,203	91,006

Loss from operations	(1,606)	(3,557)	(9,911)	(28,941)
Interest expense, net *	(433)	(646)	(2,010)	(1,656)
Other income (expense), net	25	9	(2)	58

Loss before provision for income taxes	(2,014)	(4,194)	(11,923)	(30,539)
Provision for income taxes	119	139	443	549

Net loss	$(2,133)	$(4,333)	$(12,366)	$(31,088)

Net loss per share of common stock, basic and diluted	$(0.09)	$(0.24)	$(0.57)	$(1.73)

Shares used in computing net loss per share of common stock, basic and diluted	22,793,555	18,307,063	21,800,236	17,968,034

*Includes stock-based compensation expense as follows:
Costs of revenues	$116	$69	$301	$320
Research and development	294	217	839	1,126
Sales and marketing	744	538	2,309	2,714
General and administrative	841	933	3,097	3,389

	$1,995	$1,757	$6,546	$7,549

*Includes amortization of acquisition-related intangible assets as follows:
Costs of revenues	$53	$53	$210	$210
Sales and marketing	—	20	53	80

	$53	$73	$263	$290

*Includes chief executive officer transition costs as follows:
General and administrative	$—	$—	$—	$911
*Includes amortization of common stock warrant issued in connection with debt financing as follows:
Interest expense, net	$34	$50	$159	$119

MERU NETWORKS, INC.

GAAP to Non-GAAP Reconciliation

(Unaudited)

(In thousands, except share and per share amounts)

	Three months ended		Years ended
	December 31,		December 31,
	2013	2012	2013	2012
GAAP net loss	$(2,133)	$(4,333)	$(12,366)	$(31,088)
Plus:
a) Stock-based compensation	1,995	1,757	6,546	7,549
b) Litigation reserve	—	—	—	2,350
c) Amortization of acquisition-related intangible assets	53	73	263	290
d) Chief executive officer transition costs	—	—	—	911
e) Amortization of common stock warrant issued in connection with debt financing	34	50	159	119

Non-GAAP net loss	$(51)	$(2,453)	$(5,398)	$(19,869)

GAAP net loss per share of common stock, basic	(0.09)	(0.24)	$(0.57)	$(1.73)
Plus:
a) Stock-based compensation	0.09	0.10	0.30	0.42
b) Litigation reserve	—	—	—	0.13
c) Amortization of acquisition-related intangible assets	—	0.01	0.01	0.01
d) Chief executive officer transition costs	—	—	—	0.05
e) Amortization of common stock warrant issued in connection with debt financing	—	—	0.01	0.01

Non-GAAP net loss per share of common stock, basic and diluted	$—	$(0.13)	$(0.25)	$(1.11)

Shares used in computing basic and diluted non-GAAP net loss per share of common stock	22,793,555	18,307,063	21,800,236	17,968,034
GAAP gross margin	$19,521	$17,376	$68,292	$62,065

Plus:
Stock-based compensation	116	69	301	320
Amortization of acquisition-related intangible assets	53	53	210	210

Non-GAAP gross margin	$19,690	$17,498	$68,803	$62,595

GAAP loss from operations	$(1,606)	$(3,557)	$(9,911)	$(28,941)

Plus stock-based compensation:
Costs of revenues	116	69	301	320
Research and development	294	217	839	1,126
Sales and marketing	744	538	2,309	2,714
General and administrative	841	933	3,097	3,389

	1,995	1,757	6,546	7,549

Litigation reserve	—	—	—	2,350
Amortization of acquisition-related intangible assets	53	73	263	290
Chief executive officer transition costs	—	—	—	911

Non-GAAP income (loss) from operations	$442	$(1,727)	$(3,102)	$(17,841)

MERU NETWORKS, INC.

Condensed Consolidated Statements of Cash Flows

(Unaudited)

(In thousands)

	Years ended
	December 31,
	2013	2012
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(12,366)	$(31,088)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	1,551	1,211
Stock-based compensation	6,546	7,549
Accrued interest on long-term debt	839	631
Amortization of issuance costs	226	169
Provision for (recovery of) bad debt	22	(10)
Changes in operating assets and liabilities:
Accounts receivable, net	(2,089)	(1,991)
Inventory	1,622	(2,304)
Prepaid expenses and other assets	(128)	220
Accounts payable	3,112	(2,706)
Accrued liabilities	(995)	903
Deferred revenue	1,315	2,045

Net cash used in operating activities	(345)	(25,371)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(1,403)	(1,942)
Proceeds from maturities of short-term investments	—	5,000
Net cash paid in purchase of business	—	(300)

Net cash provided by (used in) investing activities	(1,403)	2,758

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from the issuance of common stock, net of offering costs	12,574	—
Proceeds from long-term debt, net of issuance costs	—	11,489
Proceeds from exercise of stock options	255	74
Proceeds from employee stock purchase plan	786	566
Taxes paid related to net share settlement of equity awards	(268)	(262)
Repayment of long-term debt	(3,407)	(1,578)

Net cash provided by financing activities	9,940	10,289

Effect of exchange rate changes on cash and cash equivalents	(109)	(80)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	8,083	(12,404)
CASH AND CASH EQUIVALENTS — Beginning of period	22,855	35,259

CASH AND CASH EQUIVALENTS — End of period	$30,938	$22,855

Investor contact:

Ed Keaney

Market Street Partners

(415) 445-3238

ir@merunetworks.com